Exhibit 10(r)(i)
   [CELTIC]

         PURCHASE/LEASEBACK AGREEMENT AND BILL OF SALE

         RE: Lease No. CML-0572-A / Schedule No. 03

         CELTIC LEASING CORP.--Lessor/Purchaser

       2061 Business Center Drive, Suite 200 o Irvine, California 92612 o
                      (949) 263-3880 o FAX: (949) 263-1331

Lessee/Seller: AMERICAN MEDICAL ALERT CORP.

Corporate Address: 3265 Lawson Blvd., Oceanside, NY  11572

Contact: Corey M. Aronin   Title: Chief Financial OfficerPhone No.: 516-536-5850

Equipment Location: Same

This Agreement is to acknowledge that it has been the intent of the above named Lessee/Seller (herein referred to as "Lessee" or as "Seller")at all times since prior to delivery of the below listed equipment (the "Equipment") to lease said Equipment. However, out of convenience, the Equipment was billed to and paid for by Lessee. Therefore, Seller agrees to sell and Celtic Leasing Corp. (herein referred to as "Lessor" or as "Purchaser") agrees to purchase the following Equipment which is subject to the above referenced lease and schedule (the "Lease") by and between Seller and Purchaser as Lessee and Lessor, respectively:

----------------------------------------------------------------------------------------------------------------------
Equipment:
     ITEM             QTY                               DESCRIPTION                                   PRICE
--------------- ---------------- ----------------------------------------------------------- -------------------------

1.              Various          Miscellaneous computer equipment,  the vendors and cost of
                                 which are set forth in the attached three page summary.                $250,000.00
                                                                                             =========================

         NOTE:  The item(s) described above represent(s) Equipment Item(s) 1. to said Lease.

----------------------------------------------------------------------------------------------------------------------

Purchaser shall pay to Seller the aggregate price listed above on the closing date. The closing date is expected to occur on or about July 22, 1999. Seller represents and warrants that it has good and merchantable title to the Equipment free and clear of all adverse liens and encumbrances and Seller covenants and agrees to defend same against any and all adverse claims and demands. Lessee further represents and warrants that it elected to remit up front all applicable sales and use tax with respect to its initial purchase for convenience and planned subsequent purchase/leaseback of the Equipment and has thus remitted same to the applicable Equipment vendor(s)and/or directly to the appropriate sales and use tax authorities and also represents and warrants that no further sales and for use tax will be due pursuant to this Purchase Agreement or said Lease. However, should any appropriate sales and/or use tax authority make a sales fax assessment at any time relating to this Purchase Agreement or said Lease, then Lessee agrees to assume all liability for any such assessment, including penalties and interest, if any, and agrees at its own cost and expense to indemnify Lessor.

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Seller hereby sells, transfers, grants, bargains. sets over, assigns, delivers and conveys all of its right, title and interest in and to the Equipment (except for those rights and interests granted under said Lease) to Purchaser.


LESSEE/SELLER                                        LESSOR/PURCHASER
-------------                                        ----------------
AMERICAN MEDICAL ALERT CORP.                         CELTIC LEASING CORP.


Signature:        /s/ Corey M. Aronin                Signature:        /s/ Todd R. Meyer
                 -------------------------                            -------------------------
Name:             Corey M. Aronin                    Name:             Todd R. Meyer
                 -------------------------                            -------------------------
Title:            Chief Financial Officer            Title:            Vice President
                 -------------------------                            -------------------------
                           Date:    2/13/99                                Date:    7/13/99
                                    -------                                         -------
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